SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 5th day of April, 2005, among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), FORTIS CAPITAL CORP. (“Fortis”), a Connecticut corporation, as a Bank, an Issuing Bank and as Administrative Agent, Documentation Agent and Collateral Agent for the Banks, BNP PARIBAS ("BNP Paribas”), a bank organized under the laws of France, as an Issuing Bank and a Bank, U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as a Bank and SOCIETE GENERALE, a bank organized under the laws of France, as a Bank (“SocGen”) (collectively, the “Banks”).

WHEREAS, Borrower and the Banks entered into an Amended and Restated Credit Agreement dated as of May 14, 2004 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Banks make certain changes to the Credit Agreement and the Banks are willing to do so subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.            Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

2.            Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	Definitions.

(i)           The definition of “Bank Blocked Accounts” is amended to read as follows:

“‘Bank Blocked Accounts’ means (a) account no. 103657535433 in the name of Borrower maintained with U.S. Bank into which collections from the Borrower’s

Accounts will be deposited pursuant to Section 7.14 below and which is subject to a Blocked Account Agreement, (b) account no. 9030-422249 in the name of the Borrower maintained with Toronto Dominion Bank into which collections in Canadian Dollars from the Borrower’s Accounts will be deposited pursuant to Section 7.14 below and which is subject to a Blocked Account Agreement, (c) account no. 31441031373 in the name of U.S. Bank maintained with Bank of Montreal on behalf of Borrower into which collections of Canadian Dollars from Borrower’s Accounts will be deposited pursuant to Section 7.14 below and which is subject to a Blocked Account Agreement, and (d) any other account approved by Agent which is also subject to a Blocked Account Agreement.”

(ii)          The definition of “Blocked Account Agreements” is amended to read as follows:

“‘Blocked Account Agreements’ means (a) the Amended and Restated Blocked Account Agreement dated December 15, 2001, as amended, among Agent, Borrower and U.S. Bank, (b) the Bank Blocked Account Agreement dated May 14, 2004 among Agent, Borrower and Toronto Dominion Bank, (c) the Blocked Account Agreement among Agent, Borrower, U.S. Bank and Bank of Montreal, and (d) any other Blocked Account Agreement pertaining to a Bank Blocked Account.”

(iii)         Clause (b) in the definition of “L/C Sub-limit Cap” is amended to read as follows:

“(b)       Natural Gas/Transportation L/Cs - $40,000,000.00;”

(iv)         The definition of “Swap Banks” is amended to include U.S. Bank National Association as a Swap Bank and to read as follows:

“‘Swap Banks’ means Fortis, BNP Paribas, SocGen and U.S. Bank and their Affiliates in their capacity as a party to a Swap Contract, and any other Bank approved by all the Banks; provided, in each case, that any of the same remain a Bank hereunder and/or remain entitled to the benefit of the Security

Agreements; provided further, however, that neither BNP Paribas Futures, Inc. nor Fimat Alternative Strategies, Inc. shall be treated as a Swap Bank.”

3.            Effectiveness of Amendment. This Amendment shall be effective upon (a) receipt by the Agent of an executed copy of this Amendment, and (b) receipt by the Banks of all fees due from the Borrower.

4.            Blocked Account Agreement. Borrower agrees to use its best efforts to conclude, as soon as possible but in no event later than April 29, 2005, a Blocked Account Agreement among Fortis, Borrower, U.S. Bank and Bank of Montreal relating to account no. 31441031373 at Bank of Montreal on such terms and conditions as are acceptable to Fortis.

5.	Ratifications, Representations and Warranties.

(a)          The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and the Banks agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

(b)          To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY DISCRETIONARY ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. THE BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT THE BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

6.            Benefits. This Amendment shall be binding upon and inure to the benefit of the Banks and Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

7.            Construction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8.            Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

9.            Entire Agreement. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

10.         Loan Document. This Amendment shall be considered a Loan Document for all purposes of the Credit Agreement.

11.         Reference to Credit Agreement. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement or in any such agreements, documents or instruments to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

12.         Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENSERCO ENERGY INC.,

a South Dakota corporation

By:

Thomas M. Ohlmacher
President and Chief Operating Officer

350 Indiana Street, Suite 400

Golden, Colorado 80401

Attention: Thomas M. Ohlmacher

Telephone: (303) 568-3261

Facsimile: (303) 568-3250

FORTIS CAPITAL CORP.,

as Agent

By:

Name:

Title:

By:

Name:

Title:

15455 North Dallas Parkway

Suite 1400

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

FORTIS CAPITAL CORP.,

as a Bank and an Issuing Bank

By:

Name:

Title:

By:

Name:

Title:

15455 North Dallas Parkway

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

BNP PARIBAS,

as an Issuing Bank and a Bank

By:

Name:

Title:

By:

Name:

Title:

787 Seventh Avenue

New York, NY 10019

Attention: Keith Cox

Phone: (212) 841-2575

Fax: (212) 841-2536

U.S. BANK NATIONAL ASSOCIATION,

as a Bank

By:

Name:

Title:

918 17th Street

DNCOBB3E

Denver, CO 80202

Attn: Monte Deckerd

Phone: (303) 585-4212

Fax: (303) 585-4362

SOCIETE GENERALE,

as a Bank

By:

Name:

Title:

1221 Avenue of the Americas

New York, NY 10020

Attn: Barbara Paulsen

Phone: (212) 278-6496

Fax: (212) 278-7953